AMENDMENT TO EMPLOYMENT AND NON-COMPETITION AGREEMENT

This Amendment to Employment and Non-Competition Agreement (this “Amendment”) is entered into between Encompass Group Affiliates, Inc., f/k/a Advanced Communications Technologies, Inc., a Florida corporation (“Employer”), and Steven J. Miller, an individual whose address is 2248 Home Again Road, Apopka, FL 32712 (“Executive”), effective as of July 31, 2009.

BACKGROUND

Employer and Executive are party to an Employment Agreement dated as of August 17, 2007 (the “Employment Agreement”), which sets forth the terms and conditions of Executive’s employment with Employer.  Employer and Executive wish to amend the terms of the Employment Agreement as set forth herein, and, hereafter, references to the “Employment Agreement,” “Agreement,” “herein,” or words of like import in the Employment Agreement shall refer to the Employment Agreement as amended hereby.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1.           All capitalized terms used herein and not defined herein shall have the respective meanings assigned to them in the Employment Agreement.

2.           Paragraph (d) of Schedule 1 of the Employment Agreement, containing the definition of “Performance Bonus,” is hereby deleted in its entirety and replaced with the following:

“Performance Bonus” means, with respect to any fiscal year of Encompass Group Affiliates, Inc.:

•	(i) if Actual EBITDA for such fiscal year is less than ninety percent (90%) of the Target EBITDA for such fiscal year, zero;

•	(ii) if Actual EBITDA for such fiscal year is equal to ninety percent (90%) of the Target EBITDA for such fiscal year, an amount equal to thirty-five percent (35%) of the Base Salary;

•
(iii) if Actual EBITDA for such fiscal year is more than ninety percent (90%) and less than one hundred percent (100%) of the Target EBITDA for such fiscal year, an amount equal to the sum of (A) thirty five percent (35%) of the Base Salary plus (B) the product of three and 50/100 percent (3.50%) of the Base Salary multiplied by the number of full percentage points by which Actual EBITDA exceeds ninety percent (90%) of the Target EBITDA; and

•	(iv) if Actual EBITDA for such fiscal year equals of exceeds one hundred percent (100%) of the Target EBITDA for such fiscal year, an amount equal to seventy percent (70%) of the Base Salary

3.           Paragraph (e) of Schedule 1 of the Employment Agreement, containing the definition of “Performance Bonus,” is hereby deleted in its entirety and replaced with the following

(i)           “Target EBITDA” means, (a) for Encompass' 2009 fiscal year:

•	2008 - $8,100,000

•	2009 - $13,000,000

and (b) for each complete fiscal year of Encompass during the Term thereafter, an amount to be determined by the Compensation Committee no later than 30 days after the Board's approval of Encompass' budget for such fiscal year; provided, that if Encompass or any of its subsidiaries in any fiscal year enters into any extraordinary transaction, such as a business acquisition or disposition, the Compensation Committee in the exercise of its sole discretion may, at any time during such fiscal year, adjust upward or downward the Target EBITDA for such fiscal year to take into account such extraordinary transaction.  The Compensation Committee shall notify Executive of the Target EBITDA for any such fiscal year promptly after determining such Target EBITDA.

4.           Except as amended hereby, all terms and conditions as set forth in the Employment Agreement shall remain in full force and effect.

5.           This Amendment may be executed in a number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first above written.

ENCOMPASS GROUP AFFILIATES, INC.

By:
John E. Donahue
Vice -President & Chief Financial Officer

STEPHEN J. MILLER